UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

LIONHEART ACQUISITION CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.

(3)
Filing Party:

(4)
Date Filed:

LIONHEART ACQUISITION CORPORATION II
4218 NE 2nd Avenue
Miami, Florida 33137
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 27, 2022
TO THE STOCKHOLDERS OF LIONHEART ACQUISITION CORPORATION II:
You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Lionheart Acquisition Corporation II (the “Company,” “LCAP,” “we,” “us” or “our”) to be held at 11:00 a.m. EST on January 27, 2022.
The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/lionheartacquisitioncorpii/2022. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.
Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.
The sole purpose of the special meeting is to consider and vote upon the following proposals:
•
a proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (the “charter”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from February 18, 2022 to August 18, 2022 (the “Extended Date”) (such proposal, the “Extension Proposal”); and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (such proposal, the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.
As previously disclosed, on July 11, 2021, the Company entered into a Membership Interest Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “MIPA”) by and among the Company, Lionheart II Holdings, LLC, a newly formed wholly owned subsidiary of the Company (“Opco”), the MSP Purchased Companies (as defined in the MIPA) (collectively, “MSP”), the members of MSP (the “Members”), and John H. Ruiz, in his capacity as the representative of the Members (the “Members’ Representative”). Pursuant to the MIPA, the Members will sell and assign all of their membership interests in MSP to Opco in exchange for non-economic voting shares of Class V common stock, par value $0.0001, of the Company (“Class V Common Stock”) and non-voting economic Class B Units of Opco (“Class B Units,” and each pair consisting of one share of Class V Common Stock and one Class B Unit, an “Up-C Unit”) or, pursuant to notice delivered to the Company, with respect to all or a portion of the Up-C Units to be received by each such Member, one share of Class A Common Stock in lieu of each Up-C Unit (such transaction, the “Business Combination”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until February 18, 2022 to complete an initial business combination. There may not be sufficient time to consummate the proposed Business Combination by February 18, 2022. Accordingly, the Company’s board of directors has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Company intends to consummate the Business Combination as soon as practicable.
The Company has agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “trust account”) $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, Lionheart Equities, LLC, our sponsor (the “Sponsor”), has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent six (6) monthly periods through the Extended Date, the Company or the Sponsor would make Deposits or Contributions of $765,900 per month, or an aggregate of $4,595,400 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of the applicable monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment Proposal. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the special meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.00 per share. The Company and Sponsor will not make any Deposit or Contribution unless the Extension Amendment Proposal is approved and the Extension is granted. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or the Sponsor, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or the Sponsor, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.
The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the special meeting) was approximately $10.00. The closing price of the Company’s common stock on the record date was $9.96. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.04 more than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022 in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.
The Adjournment Proposal, if adopted, will allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
The Company’s board of directors has fixed the close of business on December 31, 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.
After careful consideration of all relevant factors, the Company’s board of directors has determined that (i) the Extension Amendment Proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal; and (ii) recommends that you vote or give instruction to vote “FOR” the Adjournment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
I look forward to seeing you at the special meeting.
January 4, 2022	By Order of the Board of Directors /s/ Ophir Sternberg Chairman of the Board
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 27, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/lionheartacquisitioncorpii/2022.

LIONHEART ACQUISITION CORPORATION II
4218 NE 2nd Avenue
Miami, Florida 33138
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 27, 2022
PROXY STATEMENT
Lionheart Acquisition Corporation II (the “Company,” “LCAP,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the special meeting to be held on January 27, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/lionheartacquisitioncorpii/2022.
At the special meeting, the following proposals will be considered and voted upon:
•
a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “charter”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from February 18, 2022 to August 18, 2022 (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (such proposal, the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

As previously disclosed, on July 11, 2021, the Company entered into a Membership Interest Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “MIPA”) by and among the Company, Lionheart II Holdings, LLC, a newly formed wholly owned subsidiary of the Company (“Opco”), the MSP Purchased Companies (as defined in the MIPA) (collectively, “MSP”), the members of MSP (the “Members”), and John H. Ruiz, in his capacity as the representative of the Members (the “Members’ Representative”). Pursuant to the MIPA, the Members will sell and assign all of their membership interests in MSP to Opco in exchange for non-economic voting shares of Class V common stock, par value $0.0001, of the Company (“Class V Common Stock”) and non-voting economic Class B Units of Opco (“Class B Units,” and each pair consisting of one share of Class V Common Stock and one Class B Unit, an “Up-C Unit”) or, pursuant to notice delivered to the Company, with respect to all or a portion of the Up-C Units to be received by each such Member, one share of Class A Common Stock in lieu of each Up-C Unit (such transaction, the “Business Combination”).
The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until February 18, 2022 to complete an initial business combination. There may not be sufficient time to consummate the proposed Business Combination with MSP by February 18, 2022. Accordingly, the Company’s board of directors has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Company intends to consummate the Business Combination as soon as practicable.
The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Conversion.

If the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $230.0 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.
The Company has agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “trust account”) $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, Lionheart Equities, LLC, our sponsor (the “Sponsor”), has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent six (6) monthly periods through the Extended Date, the Company or the Sponsor would make Deposits or Contributions of $765,900 per month, or an aggregate of $4,595,400 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of the applicable monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment Proposal. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the special meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.00 per share. The Company and Sponsor will not make any Deposit or Contribution unless the Extension Amendment Proposal is approved and the Extension is granted. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or the Sponsor, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or the Sponsor, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022 in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Adjournment Proposal, if adopted, will allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
The holders of shares of common stock issued prior to the IPO (“founder shares”) have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 founder shares as well as the shares (“private shares”) included in the 650,000 units (“private placement units”) purchased by them simultaneously with the IPO. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.
If the Extension Amendment Proposal is not approved, the Company does not consummate an initial business combination by February 18, 2022, and the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible for such third party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the Sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.00, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, plus the Deposits or Contributions, shall remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.
The record date for the special meeting is December 31, 2021. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 23,650,000 outstanding shares of Company Class A Common Stock, including 23,000,000 outstanding public shares and 5,750,000 shares of Company Class B Common Stock. The Company’s warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated January 4, 2022 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q. Why am I receiving this proxy statement?
A. The Company is a blank check company formed in December 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In August 2020, the Company consummated its IPO from which it derived gross proceeds of $230,000,000 (including $30,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 18, 2022).
On July 11, 2021, the Company entered into the MIPA with Opco, the MSP Purchased Companies (as defined in the MIPA), the Members, and the Members’ Representative. Pursuant to the MIPA, and in connection with the Business Combination, the Members will sell and assign all of their membership interests in MSP to Opco in exchange for Up-C Units or, pursuant to notice delivered to the Company, with respect to all or a portion of the Up-C Units to be received by each such Member, one share of Class A Common Stock in lieu of each Up-C Unit.
This proxy statement relates to a special meeting of the stockholders to vote on the Extension Amendment Proposal. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete an initial business combination. There may not be sufficient time to consummate the proposed Business Combination with MSP by February 18, 2022. Accordingly, the Company’s board of directors has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Company intends to consummate the Business Combination as soon as practicable.

Q. What is being voted on?	A. You are being asked to vote on
• a proposal to amend the Company’s charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Deposits or Contributions, for the Company’s use in connection with consummating an initial business combination on or before the Extended Date.
We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Conversion.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $230.0 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The holders of the founder shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.
Q. Why is the Company proposing the Extension Amendment Proposal?	A. The Company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 18, 2022.

On July 11, 2021, the Company entered into the MIPA with Opco, the MSP Purchased Companies (as defined in the MIPA), the Members, and the Members’ Representative. Pursuant to the MIPA, and in connection with the Business Combination, the Members will sell and assign all of their membership interests in MSP to Opco in exchange for Up-C Units or, pursuant to notice delivered to the Company, with respect to all or a portion of the Up-C Units to be received by each such Member, one share of Class A Common Stock in lieu of each Up-C Unit.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete an initial business combination. There may not be sufficient time to consummate the proposed Business Combination with MSP by February 18, 2022. Accordingly, the Company’s board of directors has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Company intends to consummate the Business Combination as soon as practicable.
The Company believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.
You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete an initial business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete an initial business combination.
Given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.
Q. Why should I vote for the Adjournment Proposal?	A. If the Adjournment Proposal is not approved by the Company’s stockholders, the Company’s board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?
A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and in favor of the Adjournment Proposal.
The holders of the founder shares and private shares are not entitled to convert such shares in connection with the Extension Amendment Proposal. On the record date, the 5,750,000 insider shares and 650,000 private shares represented approximately 21.8% of the Company’s issued and outstanding common stock.
Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Q. What vote is required to adopt each proposal?
A. Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock as of the record date.
Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of the majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the special meeting and entitled to vote thereon.

Q. What if I don’t want to vote for the Extension Amendment Proposal or the Adjournment Proposal?	A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.
If you do not want the Adjournment Proposal to be approved, you must abstain, not vote or vote against the proposal.
Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The holders of the founder shares and private shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.
Q. If the Extension Amendment Proposal is approved, what happens next?
A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.
The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded until the Extended Date.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I attend the special meeting?	A. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by attending the special meeting online and voting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 4218 NE 2nd Avenue, Miami, Florida 33137.
Q. How are votes counted?
A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the issued and outstanding shares of common stock as of the record date. The Adjournment Proposal must be approved by the affirmative vote of the majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the special meeting and entitled to vote thereon.
With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions and broker non-votes will not have any effect on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the special meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.
Q. Who can vote at the special meeting?
A. Only holders of record of the Company’s common stock at the close of business on December 31, 2021 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 29,400,000 shares of common stock were outstanding and entitled to vote, including 23,650,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock.
Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
Q. Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment and, if presented, the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. The Company’s directors, officers and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of founder shares and private shares and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”
Q. What if I object to the Extension Amendment Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date. The warrants will remain outstanding in accordance with their terms during any extension period. The warrants will still become exercisable commencing on the consummation of any business combination.
Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?	A. If you are a holder of record of our common stock, you may vote online at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote online if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
Q. How do I convert my shares of Company common stock?	A. If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.
Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Lionheart Acquisition Corporation II 4218 NE 2nd Avenue Miami, Florida 33137 Attn: Paul Rapisarda Telephone: (305) 573-3900
or
MacKenzie Partners, Inc. 1407 Broadway New York, New York 10018 Toll Free Telephone: (800) 322-2885 Main Telephone: (212) 929-5500 E-mail: proxy@mackenziepartners.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to complete the business combination;

•
the anticipated benefits of the business combination;

•
the volatility of the market price and liquidity of our securities;

•
the use of funds not held in the trust account; and

•
the competitive environment in which our successor will operate following the business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

BACKGROUND
The Company
We are a Delaware company incorporated on December 20, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
In August 2020, we consummated our IPO of 23,000,000 units, including 3,000,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $230,000,000.
Prior to our IPO, we issued an aggregate of 5,000,000 founder shares for an aggregate purchase price of $25,000. Subsequently, in February 2020, we declared a dividend of 0.15 share for each outstanding share, resulting in 5,750,000 shares being issued and outstanding.
Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 650,000 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $6,500,000.
The prospectus for our IPO and our charter originally provided that we had only until February 18, 2022 to complete an initial business combination. As of the record date, the Company had approximately $230.0 million of cash in the trust account.
On July 11, 2021, the Company entered into the MIPA with Opco, the MSP Purchased Companies (as defined in the MIPA), the Members, and the Members’ Representative. Pursuant to the MIPA, and in connection with the Business Combination, the Members will sell and assign all of their membership interests in MSP to Opco in exchange for Up-C Units or, pursuant to notice delivered to the Company, with respect to all or a portion of the Up-C Units to be received by each such Member, one share of Class A Common Stock in lieu of each Up-C Unit.
The mailing address of the Company’s principal executive office is 4218 NE 2nd Avenue, Miami, Florida 33137, and its telephone number is +1 (305) 573-3900.

THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL
The Extension Amendment Proposal
The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date. The Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.
All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment \Proposal, after taking into account the Conversion.
The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the special meeting) was approximately $10.00. The closing price of the Company’s common stock on the record date was $9.96. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.04 more than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Company has agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, it will make the Deposit of $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, the Sponsor has agreed that it and/or any of its affiliates or designees will make the Contribution of $0.0333 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from and after February 18, 2022 and through and including the earlier to occur of (i) consummation of the Company’s initial business combination and (ii) the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent six (6) monthly periods through the Extended Date, the Company or Sponsor would make Deposits or Contributions of $765,900 per month, or an aggregate of $4,595,400 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of the applicable monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment Proposal. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the special meeting for such initial business combination or the Company’s subsequent liquidation will be approximately $10.20 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.00 per share. The Company and Sponsor will not make any Deposit or Contribution unless the Extension Amendment Proposal is approved and the Extension is granted. The Contributions will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or Sponsor, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or Sponsor, as applicable, determine not to continue extending for additional monthly periods, their obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.
The Adjournment Proposal
The Adjournment Proposal, if adopted, will allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will the Company’s board of directors adjourn the Special Meeting beyond February 18, 2022.
If the Adjournment Proposal is not approved by the Company’s stockholders, the Company’s board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Reasons for the Proposals
The Company’s IPO prospectus and charter provided that the Company had until February 18, 2022 to complete an initial business combination.
The Company believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, since the Company may not be able to complete the Business Combination with MSP by February 18, 2022, the Company has determined to seek stockholder approval to extend the time for closing an initial business combination beyond February 18, 2022 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete an initial business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.
The purpose of the Adjournment Proposal is to allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies.
If the Extension Amendment Proposal Is Not Approved
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Extension Amendment Proposal is not approved, the Company or Sponsor, as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the founder shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will then continue to attempt to consummate an initial business combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.
You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated an initial business combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $230.0 million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (after taking into account the conversion of public shares).
Conversion Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.
TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.
You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and Conversion. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.
The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the special meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.
If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. As of the record date, this would amount to approximately $10.00 per share (which is expected to be the same approximate amount as of two business days prior to the special meeting). The closing price of the Company’s common stock on the record date was $9.96. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.04 more than if he sold his stock in the open market. Additionally, if the Extension Amendment Proposal is approved and the Company or Sponsor make the Deposit or Contribution, the conversion price for any subsequent business combination or liquidation will be approximately $10.20, or $0.20 per share more than the current conversion price.
If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the special meeting as described elsewhere herein.

THE SPECIAL MEETING
Date, Time and Place.   The Special Meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on January 27, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/lionheartacquisitioncorpii/2022. The special meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/lionheartacquisitioncorpii/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the special meeting you will need to log back into the special meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial owners who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the special meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the special meeting date.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on December 31, 2021, the record date for the special meeting. At the close of business on the record date, there were 29,400,000 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.
Proxies; Board Solicitation.   Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting. MacKenzie Partners, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a minimum fee of $50,000 plus disbursements for such services at the closing of any proposed business combination.
Required Vote
The affirmative vote by holders of at least 65% of the Company’s issued and outstanding common stock is required to approve the Extension Amendment Proposal, including holders of the founder shares and private shares. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,750,000 founder shares and 650,000 private shares, representing approximately 21.8% of the Company’s issued and outstanding common stock.
In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The affirmative vote of the majority of the Company’s issued and outstanding shares of the Company’s common stock represented in person or by proxy at the special meeting and entitled to vote thereon, is required to approve the Adjournment Proposal. Abstentions and broker non-votes will not have any effect on this proposal.
Interests of the Company’s Directors and Officers
When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 18, 2022, the 5,750,000 founder shares (including the February 6, 2020, stock dividend of 0.15 share for each founder share outstanding) which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 650,000 private placement units that were acquired simultaneously with the IPO for an aggregate purchase price of $6,500,000. Such common stock and units had an aggregate market value of approximately $63,932,500 based on the last sale price of $9.96 and $10.25 of the common stock and units, respectively, on Nasdaq on December 31, 2021;

•
In connection with the IPO, the Sponsor has agreed that if the Extension Amendment Proposal is not approved, the Company does not consummate an initial business combination by February 18, 2022 and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•
All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If the Extension Amendment Proposal is not approved, the Company does not consummate an initial business combination by February 18, 2022 and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
If the Company is unable to complete an initial business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

•
The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and an initial business combination is not consummated by February 18, 2022, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A Common Stock and Class B Common Stock;

•
each of our executive officers and directors that beneficially own shares of our Class A Common Stock and Class B Common Stock; and

•
all executive officers and directors as a group.

As of the record date, there were a total of 23,650,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock outstanding. Unless otherwise indicated, we believe all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants, as they are not exercisable within 60 days of the date of this proxy statement.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Shares of Shares of Outstanding Common Stock
Lionheart Equities, LLC(2)	4,922,500	16.74%
Ophir Sternberg(2)	4,922,500	16.74%
James Anderson	—	—
Paul Rapisarda(3)	40,000	*
Tom Byrne	—	—
Tom Hawkins	—	—
Roger Meltzer	—	—
All directors and executive officers as a group (six individuals)	5,702,500	19.40%

*
Less than one percent.

(1)
This table is based on 23,650,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock outstanding as of the record date. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 4218 NE 2nd Avenue, Miami, FL 33137.

(2)
Based solely upon information contained in a Schedule 13G filed on February 16, 2021, represents (i) 4,662,500 shares of Class B Common Stock and (ii) 260,000 shares of Class A Common Stock owned directly by Lionheart Equities, LLC, who shares voting and dispositive power over such shares with Mr. Sternberg.

(3)
Represents (i) 10,000 shares of Class A Common Stock and (ii) 30,000 shares of Class B Common Stock owned directly by Mr. Rapisarda.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed business combination. If we are unable to effect an initial business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Extension is implemented, the Company’s next annual meeting of stockholders will likely be held on or about December 31, 2022, unless the date is changed by the Company’s board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting, you need to provide it to the Company by no later than approximately August 5, 2022. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual meeting date (or between August 31, 2022 and September 30, 2022, if the next annual meeting is held on December 31, 2022).
If the Extension Amendment Proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 4218 NE 2nd Avenue, Miami, Florida 33137.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, on our website at www. lionheartacquisitioncorp.com and you may ask any questions you may have about the Extension by contacting us at the following address, telephone number or facsimile number:
Lionheart Acquisition Corporation II
4218 NE 2nd Avenue
Miami, Florida 33137
Tel: (305) 573-3900
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than January 20, 2022.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LIONHEART ACQUISITION CORPORATION II
Pursuant to Section 242 of the
Delaware General Corporation Law
The undersigned, being a duly authorized officer of LIONHEART ACQUISITION CORPORATION II (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:
1.   The name of the Corporation is Lionheart Acquisition Corporation II.
2.   The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 23, 2019. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 13, 2020.
3.   This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.
4.   This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE NINTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “GCL”).
5.   The references to “18 months” in Article NINTH, sections 9.1(b), 9.2(d) and 9.7 of the Amended and Restated Certificate of Incorporation are hereby replaced and substituted for 24 months.
IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this     day of January, 2022.
Name:

Title:

PROXY
Lionheart Acquisition Corporation II
4218 NE 2nd Avenue
Miami, Florida 33137
SPECIAL MEETING OF STOCKHOLDERS
JANUARY 27, 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
LIONHEART ACQUISITION CORPORATION II
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY 27, 2022
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 4, 2022, in connection with the special meeting of stockholders (the “Special Meeting”) to be held at 11:00 a.m. Eastern Time on January 27, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ophir Sternberg and Paul Rapisarda, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Lionheart Acquisition Corporation II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL CONSISTING OF PROPOSAL 1 BELOW AND, “FOR” THE ADJOURNMENT PROPOSAL CONSISTING OF PROPOSAL 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Important Notice Regarding the Availability of Proxy Materials for the special meeting of Stockholders to be held on January 27, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/lionheartacquisitioncorpii/2022.
FOR	AGAINST	ABSTAIN

Proposal 1 — Extension Amendment Proposal
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate an initial business combination to August 18, 2022.
☐	☐	☐
FOR	AGAINST	ABSTAIN

Proposal 2 — Adjournment Proposal
Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.
☐	☐	☐

Dated:                        2022

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.